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                                                                   Exhibit 10.73



                                    EXHIBIT D
                   GEISMAR ENVIRONMENTAL ALLOCATION AGREEMENT

         THIS GEISMAR ENVIRONMENTAL ALLOCATION AGREEMENT ("Agreement") dated as of the ____ day of ________, 2002, by and between Borden Chemicals and Plastics Operating Limited Partnership, a Delaware limited partnership ("BCP"), BCP Management, Inc. a Delaware corporation ("BCPM"), and Borden Chemical, Inc., a New Jersey corporation ("BCI").

                                    ARTICLE 1

                             PRELIMINARY STATEMENTS

1.1 BCP, the general partner of which is BCPM, owns that certain real property located in Ascension Parish, Louisiana and used by BCP in the past for various manufacturing operations (the "Geismar Property").

1.2 On June 11, 1998, in United States v. Borden Chemicals and Plastics Operating Limited Partnership, No. 94-2592-A-M2, the United States District Court for the Middle District of Louisiana entered a consent decree (the "Consent Decree") between BCP, the United States and the State of Louisiana.

1.3 The Consent Decree requires that, among other things, BCP implement "Interim Measures" and "Supplemental Environmental Projects"at the Geismar Property.

1.4 In connection with the pending bankruptcy proceedings initiated by BCP, changes have occurred, and further changes are anticipated, with respect to BCP's operations at the Geismar Property, including changes affecting BCP's ability to carry out its obligations under the Consent Decree and including BCP's effort to sell all or part of the Geismar Property.

1.5 BCP and Borden, Inc. (now known as BCI), entered into an environmental indemnity agreement dated as of November 30, 1987 under which each agreed to certain rights and obligations with respect to one another concerning environmental conditions relating to the Geismar Property.

1.6 BCI, BCP, and BCPM have reached an understanding to allocate between themselves responsibility for certain environmental matters concerning the Geismar Property, including responsibility for implementing certain work called for under or relating to the Consent Decree and not implemented as of the date hereof.

1.7 The parties desire to enter into this Agreement, pursuant to the terms of the Master Asset Conveyance and Facilities Support Agreement between BCI and BCP dated August __,

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        2002 (the "Master Agreement"), in order to set forth their understanding concerning the allocation of responsibility for such environmental matters.

        NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BCP and BCI agree as follows:

                                    ARTICLE 2

                                COVENANTS OF BCI

2.1 Interim Measures. BCI shall, at its sole cost and expense and without contribution from BCP or BCPM, carry out, to the extent not already implemented, the work called for in the Interim Measures Section (Section VII, paragraphs 19-58) of the Consent Decree, provided that as between BCI, on the one hand, and BCP or BCPM (or any other entity owning or occupying all or any part of the Geismar Property) on the other, BCI shall have the authority to plan, negotiate, and implement any such work, provided further, however, that BCI shall provide BCP with prior notice of and opportunity to comment on any material plans being submitted, material meetings or phone calls for negotiations being conducted, or material work being implemented pursuant to the foregoing proviso, and BCP shall have the right, but not the obligation, to participate at its own expense in any such meetings or phone calls. It is understood that this Agreement does not render BCI a party to the Consent Decree, but that BCI is obligated under this Agreement with respect to the Interim Measures as prescribed in the Consent Decree. It is also understood that BCI's obligations under this Agreement with respect to the Interim Measures as prescribed in the Consent Decree shall include the obligations of BCP under Sections I, IV, V, VIII, IX, X, XIII through XIX, and XXI of the Consent Decree, to the extent such obligations are applicable to the implementation of the Interim Measures as prescribed in the Consent Decree. It is further understood that BCI's obligations under this Agreement with respect to the Interim Measures as prescribed in the Consent Decree shall not include any environmental condition caused after the effective date of this Agreement by any person other than BCI; provided, however, that the migration after the effective date of this Agreement of contamination released at or from the Geismar Property prior to the effective date of this Agreement shall not constitute such an environmental condition, unless such migration is caused by the acts of any person other than BCI and BCI has exercised due diligence to prevent such acts.

2.2 Certain Additional Soil/Groundwater Contamination. To the extent not addressed pursuant to 2.1, BCI shall, at its sole cost and expense and without contribution from BCP or BCPM, investigate and remediate any contamination of soil or groundwater existing on or prior to the date of this Agreement, at or emanating from any solid waste management unit ("SWMU") identified in Attachment A of the Consent Decree (a particular SWMU so identified is referred to herein as a "SWMU" followed by the number or numbers designating it in Attachment A of the Consent Decree), as required by legal requirements applicable to the SWMUs, including RCRA; provided that BCI shall have no obligation hereunder to become a RCRA permit holder (it being understood

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        that this shall not relieve BCI of any obligation to obtain such a permit if BCI operates a RCRA-regulated unit that requires such a permit), and provided further that as between BCI, on the one hand, and BCP or BCPM (or any other entity owning or occupying all or any part of the Geismar Property) on the other, BCI shall have the authority to plan, negotiate, and implement any such work, provided further, however, that BCI shall provide BCP with prior notice of and opportunity to comment on any material plans being submitted, material meetings or phone calls for negotiations being conducted, or material work being implemented pursuant to the foregoing proviso, and BCP shall have the right, but not the obligation, to participate at its own expense in any such meetings or phone calls.

2.3 In carrying out its obligations pursuant to this Agreement, BCI shall comply with all applicable provisions of the Environmental Servitude Agreement which is Exhibit E to the Master Agreement.

                                    ARTICLE 3

                                COVENANTS OF BCP

3.1 Supplemental Environmental Projects. BCP shall, at its sole cost and expense and without contribution from BCI, carry out the Supplemental Environmental Projects ("SEPs") called for in paragraph 71 under the Consent Decree, including closure in accordance with Louisiana state laws and regulations and, to the extent applicable, any other legal requirements, of the underground injection units that constitute SWMUs 21-31; provided that to the extent such closure entails investigation or remediation of soil or groundwater contamination that is subject to 2.1 or 2.2 above, such investigation or remediation shall be BCI's responsibility.

3.2 RCRA Closure of Certain SWMUs. BCP shall, at its sole cost and expense and without contribution from BCI, undertake the closure, in accordance with the RCRA Part B permit application covering such units and, to the extent applicable, any other legal requirements, of the following SWMUs:
        (1) Sphere Tank (SWMU 1); (2) Bullet Tank (SWMU 2); (3) VCR Day Tank (SWMU 3); and (4) VCR Unit (SWMU 19), provided that with respect to SWMUs 1, 3 and 19, BCP shall not be obligated to undertake such closure to the extent not required under applicable law by reason of a transfer to a third party; and provided further that to the extent such closure entails investigation or remediation of soil or groundwater contamination that is subject to 2.1 or 2.2 above, such investigation or remediation shall be BCI's responsibility.

3.3 Decommissioning. BCP shall, at its sole cost and expense and without contribution from BCI, undertake the decommissioning (as defined in Exhibit C to the Master Agreement) of all SWMUs identified in Attachment A of the Consent Decree, with the exception of: (1) SWMUs 1-3, 19, and 21-31, which are referenced and addressed in 3.A and 3.B above; (2) former tank farm spill tank (SWMU 39); (3) Monochem plant pH equalization sump (SWMU 41); (4) Salvage Yard (SWMU 50); (5) former Morton Salt Plant (under
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        formaldehyde plant) (SWMU 60 (BCP 54)); (6) methanol tank (SWMU 66);
        and (7) various SWMUs associated with the wastewater treatment plant (including groundwater recharge units) (SWMUs 7-16, 32-38, 47, 56 (BCP
        58), 57, and 64 (BCP 65)).

                                    ARTICLE 4

                              TERM AND ENFORCEMENT

4.1 Term. This Agreement and the obligations hereby created shall become effective and commence upon the later to occur of (a) closing under the Master Agreement, and (b) approval by the Bankruptcy Court of the Settlement Agreement attached as Exhibit G to the Master Agreement, and extend until BCI has completed the performance of the last of its obligations hereunder.

4.2 Forum for Enforcement. Upon this Agreement becoming effective, the parties hereto and the parties identified in Section 5.9, below, may enforce the terms of this Agreement, as follows: prior to the effective date of the plans of reorganization or liquidation of BCP and BCPM, in the bankruptcy court in which BCP's and BCPM's bankruptcy petitions have been filed; otherwise, the enforcement of this Agreement shall be in the United States District Court for the Middle District of Louisiana. After the effective date of the plans of reorganization or liquidation, BCP, BCPM and BCI agree not to contest the jurisdiction of the United States District Court for the Middle District of Louisiana to enforce the terms of this Agreement.

                                    ARTICLE 5

                                  MISCELLANEOUS

5.1 Definitions. Capitalized terms not otherwise defined herein shall have the meaning given in the Master Agreement.

5.2 Interpretation. The parties agree that each party and its attorneys have reviewed and revised this Agreement and that the normal rule of construction, to the effect that any ambiguities are resolved against the drafting party, will not be employed in the interpretation of this Agreement.

5.3 Applicable Law. This Agreement will be governed by, construed under, and enforced in accordance with the laws of the State of Louisiana, excluding the conflicts-of-law provisions hereof.

5.4 Section Headings. Section and other headings contained in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

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5.5     Notice. Except as otherwise agreed to in writing by the parties, any notice or other communication permitted or required to be given or made by any Party to the other Party hereunder must be in writing and may be given by hand delivery, overnight express mail, telecopy transmission (with written confirmation of delivery), or certified or registered U.S. mail (with postage paid and return receipt requested). Notices will be deemed given, in the case of (i) by hand delivery or telecopy transmission, upon receipt, (ii) overnight or express mail, on the next business day after timely delivery to a recognized overnight delivery service, and (iii) U.S. mail, upon the third business day after deposit with the U.S. postal service. For purposes of notice, the addresses and telecopy numbers of the parties will, until changed by delivery of a notice hereunder, be set forth below:

         If to    Borden Chemical, Inc.:
                  180 East Broad Street
                  Columbus, Ohio 43215
                  Attention: General Counsel
                  Telecopy: 614-627-8374

         If to Borden Chemicals and Plastics Operating Limited Partnership C/o BCP Management, Inc.
                  Vorys, Sater, Seymour and Pease, LLP
                  52 East Gay Street

                  Columbus, OH 43216
                  Attention: Joseph D. Lonardo
                  Telecopy: (614)464-6350

         With a copy to:
                  Lemle & Kelleher
                  601 Poydras Street, 21st Floor
                  New Orleans, LA 70130
                  Attention: Mr. E. L. Edwards
                  Telecopy: (504)584-9142

         If to:   BCP Management, Inc.
                  Vorys, Sater, Seymour and Pease, LLP
                  52 East Gay Street

                  Columbus, OH 43216
                  Attention: Joseph D. Lonardo
                  Telecopy: (614)464-6350


5.6 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future applicable law, or by any court, agency or other governmental authority, such provision will be fully severable and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions of this Agreement will remain in full force and effect and will not be affect by the illegal, invalid, or unenforceable
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         provisionor by its severance form this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision there will be added automatically as part of this Agreement a provision as similar in terms to such severed provision as may be possible, such that this Agreement, with such added provision, will be legal, valid, and enforceable in accordance with applicable law.

5.7 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be deemed to be an original.

5.8 No Joint Venture. This Agreement will not create or be deemed to create any partnership, joint venture, or joint enterprise between BCP and BCI, and to the extent such a relationship may be deemed to have been created, BCP and BCI hereby expressly disdain such relationship. The only relationship created under this Agreement will be that of grantor and grantee with respect to the Servitudes established hereunder.

5.9 Enforcement. The United States Environmental Protection Agency and the Louisiana Department of Environmental Quality shall be entitled to enforce the obligations of BCI under sections 2.1 and 2.2, and of BCP under 3.1, 3.2 and 3.3, and in accordance with the terms of this Agreement.

5.10 Assignment. This Agreement will be binding upon and will inure to the benefit of the respective Parties hereto, such parties' successors and permitted assigns.

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        IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the date written below.

        Signed by Borden Chemicals and Plastics Operating Limited Partnership in Geismar, Louisiana, on ________________, 2002.

WITNESSES AS TO BCP                 BORDEN CHEMICALS AND
                                    PLASTICS OPERATING LIMITED
                                    PARTNERSHIP


                                    By BCP Management, Inc., General Partner

_______________________________     By: _______________________________

                                    Name: _____________________________

_______________________________     Title: ______________________________


                                 ACKNOWLEDGMENT

STATE OF LOUISIANA
PARISH OF ASCENSION

         On this ____th day of __________, 2002, before me, the undersigned, a Notary Public for the aforesaid Parish, personally appeared _____________________ the ________________ of BCP Management, Inc., in its
capacity as general partner of Borden Chemicals and Plastics Operating Limited Partnership, a Delaware limited partnership, known to me to be the person whose name is subscribed to the within instrument, and that he executed the foregoing instrument in his authorized capacity as such ______________________ and he is known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the same and acknowledged to me that he executed the same in his authorized capacity.

         WITNESS my hand and official seal.

                                             ----------------------------------
                                             Notary Public

                                             My Commission Expires: ____________
                                             [Notarial Seal]


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         IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the date written below.

         Signed by BCP Management, Inc. in Columbus, Ohio, on ________________, 2002.



WITNESSES AS TO BCPM                BCP MANAGEMENT, INC.



-------------------------------
                                         By: _______________________________

                                         Name: _____________________________

_______________________________          Title: ______________________________


                                 ACKNOWLEDGMENT

STATE OF OHIO
COUNTY OF FRANKLIN

         On this ____th day of __________, 2002, before me, the undersigned, a Notary Public for the aforesaid County, personally appeared ________________________ of BCP Management, Inc., a Delaware corporation, known to me to be the person whose name is subscribed to the within instrument, and that he executed the foregoing instrument in his authorized capacity as such __________________________ (title) and he is known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the same and acknowledged to me that he executed the same in his authorized capacity.

         WITNESS my hand and official seal.

                                         ----------------------------------
                                         Notary Public

                                         My Commission Expires: _____________
                                         [Notarial Seal]

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         IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the date written below.

         Signed by Borden Chemical, Inc. in Columbus, Ohio, on ________________, 2002.

WITNESSES AS TO BCI                         BORDEN CHEMICAL, INC.

-------------------------------
                                            By: ______________________________
                                            Name: ____________________________
_______________________________             Title: ___________________________


                                 ACKNOWLEDGMENT

STATE OF OHIO
COUNTY OF FRANKLIN

         On this ____th day of __________, 2002, before me, the undersigned, a Notary Public for the aforesaid County, personally appeared ________________________ of Borden Chemical, Inc., a New Jersey corporation, known to me to be the person whose name is subscribed to the within instrument, and that he executed the foregoing instrument in his authorized capacity as such __________________________ (title) and he is known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the same and acknowledged to me that he executed the same in his authorized capacity.

         WITNESS my hand and official seal.

                                           ----------------------------------
                                           Notary Public

                                           My Commission Expires: _____________
                                           [Notarial Seal]

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